SEVENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into effective as of May 12, 2011, by and among ENSERCO ENERGY INC., a South Dakota corporation (the “Borrower”), BNP PARIBAS, a bank organized under the laws of France (“BNP”), Administrative Agent, Collateral Agent, Documentation Agent, as an Issuing Bank and a Bank, SOCIÉTÉ GÉNÉRALE, a bank organized under the laws of France (“SocGen”), as an Issuing Bank, a Bank and the Syndication Agent, and each of the other financial institutions that are parties hereto (collectively, the “Banks”).
WHEREAS, the Borrower, Agent and the Banks have entered into that certain Third Amended and Restated Credit Agreement, dated to be effective as of May 8, 2009 (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented, or otherwise modified, the “Credit Agreement”); and
WHEREAS, the Borrower and the Banks have agreed to make certain changes to the Credit Agreement.
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
1.    Defined Terms. All capitalized terms used but not otherwise defined in this Amendment shall have the meaning ascribed to them in the Credit Agreement. Unless otherwise specified, all section references herein refer to sections of the Credit Agreement.
2.    Section 1.01 - Definitions. The following definitions contained in Section 1.01 of the Credit Agreement shall be and hereby are amended as follows:
2.1    Borrowing Base Advance Cap. The definition of “Borrowing Base Advance Cap” is amended and restated in its entirety to read as follows:
“'Borrowing Base Advance Cap' means at any time an amount equal to the least of:
(a)    the Committed Line Portions then subscribed to by the Banks as shown on Schedule 2.01;
(b)    the Borrowing Base Sub-Cap; or
(c)    the sum of:
(i)    the amount of Cash Collateral and other liquid investments that are acceptable to the Banks in their sole discretion and that are subject to a first perfected security interest in favor of Agent, as collateral agent for the Banks, which shall not include Cash Collateral in which

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a Lien has been granted by the Borrower in order to secure the margin requirements of a swap contract permitted under Section 8.06(b); plus
(ii)    90% of equity (net liquidity value) in Approved Brokerage Accounts; plus
(iii)    90% of the amount of Tier I Accounts; plus
(iv)    85% of the amount of Tier II Accounts; plus
(v)    85% of the amount of Tier I Unbilled Eligible Accounts; plus
(vi)    80% of the amount of Tier II Unbilled Eligible Accounts; plus
(vii)    80% of the amount of Eligible Inventory (other than coal and Environmental Products) that is not line fill; plus
(viii)    70% of Eligible Inventory (other than coal and Environmental Products) that is crude oil “line fill” inventory (excluding line fill located in “gathering lines”) valued at market, not to exceed a net eligible collateral value of $XXX; plus
(ix)    75% of Eligible Hedged Coal Inventory; plus
(x)    50% of Eligible Unhedged Coal Inventory; plus
(xi)    80% of the amount of Eligible Exchange Receivables; plus
(xii)    80% of the amount of Undelivered Product Value; plus
(xiii)    50% of Eligible Environmental Products; less
(xiv)    the amounts (including disputed items) that would be subject to a so-called “First Purchaser Lien” as defined in Texas Bus. & Com. Code Section 9.343, comparable laws of the states of Oklahoma, Kansas, Wyoming or New Mexico, or any other comparable law, except to the extent a Letter of Credit or other Collateral acceptable to Agent secures payment of amounts subject to such First Purchaser Lien; less
(xv)    120% of the amount of any mark to market exposure to the Swap Banks under Swap Contracts as reported by the Swap Banks, reduced by Cash Collateral or other Collateral acceptable to Agent held by a Swap Bank.
In no event shall any amounts described in (c)(i) through (c)(xiii) above that may fall into more than one of such categories be counted more than once when making

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the calculation under subsection (c) of this definition. In no event shall amounts attributable to Eligible Environmental Products in (c)(xiii) above exceed ten percent (10%) of the sum of (c)(i) through (c)(xv) above.”
2.2    Borrowing Base Collateral Position Report. Clause (g) of the definition of “Borrowing Base Collateral Position Report” is amended and restated in its entirety to read as follows:
“(g)    a schedule of Eligible Hedged Coal Inventory and Eligible Unhedged Coal Inventory,”.
2.3    Eligible Unhedged Coal Inventory. The following definition of “Eligible Unhedged Coal Inventory” is added in proper alphabetical order:
“'Eligible Unhedged Coal Inventory' means, at the time of determination thereof, inventory consisting of coal (other than Eligible Hedged Coal Inventory), valued at the current market price (as referenced by a published source acceptable to the Agent in the exercise of reasonable discretion), that otherwise meets the requirements for Eligible Inventory.”
2.4    L/C Sub-limit Cap. The definition of “L/C Sub-limit Cap” is amended and restated in its entirety to read as follows:
“'L/C Sub-limit Cap' means the cap upon L/C Obligations under particular categories of Letters of Credit Issued under the Borrowing Base Line as follows (each such category below is referred to herein as a “Type” of Letter of Credit):
(a)    Performance L/Cs - $100,000,000.00;
(b)    Ninety (90) Day Transportation and Storage L/Cs - $150,000,000.00 but not to exceed the Elected Ninety (90) Day Transportation and Storage L/C Cap then in effect;
(c)    Three Hundred Sixty-Five (365) Day Transportation and Storage L/Cs - $100,000,000.00 but not to exceed the Elected Three Hundred Sixty-Five (365) Day Transportation and Storage L/C Cap then in effect;
(d)    Ninety (90) Day Swap L/Cs - $100,000,000.00, but not to exceed the Elected Ninety (90) Day Swap L/C Cap then in effect;
(e)    Three Hundred Sixty-Five (365) Day Swap L/Cs - $75,000,000.00 but not to exceed the Elected Three Hundred Sixty-Five (365) Day Swap L/C then in effect;
(f)    Three Hundred Sixty-Five (365) Day Supply L/Cs (including Three Hundred Sixty-Five (365) Day Supply L/Cs of the Type described in

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(g) below) - $50,000,000.00;
(g)    Supply L/Cs (regardless of tenor), to the extent such Supply L/Cs are Issued to facilitate the purchase of natural gas liquids for resale or to secure the purchase of natural gas liquids - $25,000,000.00; and
(h)    Ninety (90) Day Supply L/Cs - the lesser of (A) Committed Line Portions subscribed to by the Banks as shown on Schedule 2.01 and (B) the Borrowing Base Sub-Cap then in effect less (i) any amounts outstanding, without duplication, under (a), (b), (c), (d), (e), (f), and (g) above, and (ii) the Effective Amount of all Loans.”
2.5    Specified Wind Facilities. The following definition of “Specified Wind Facilities” is added in proper alphabetical order:
“'Specified Wind Facilities' means XXX.”
3.    Other Amendments to the Credit Agreement.
3.1    Section 3.01(b)(iv) of the Credit Agreement is amended and restated in its entirety to read as follows:
“(iv)    such requested Letter of Credit is not in form and substance acceptable to such Issuing Bank; provided that no Issuing Bank shall refuse to Issue, amend or renew any Letter of Credit pursuant to this (iv) solely because such Letter of Credit provides for automatic renewal, so long as the tenor of such Letter of Credit is no greater than 364 days and otherwise complies with this Section 3.01(b), unless the issuance, amendment or renewal of such Letter of Credit would cause the L/C Obligations with respect to all Letters of Credit that provide for automatic renewal to exceed $100,000,000.00;”.
3.2    Section 7.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“7.15    Financial Covenants. The Borrower shall at all times maintain, on a consolidated basis with its Subsidiaries:
(a)    Minimum Net Working Capital equal to the greater of (i) $75,000,000.00, or (ii) 30% of the then-elected Borrowing Base Sub-Cap.
(b)    Minimum Tangible Net Worth equal to the greater of (i) $75,000,000.00, or (ii) 30% of the then-elected Borrowing Base Sub-Cap.
(c)    A ratio of Total Liabilities to Tangible Net Worth not to exceed 5:1.
(d)    Minimum Realized Net Working Capital equal to the greater of

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(i) $75,000,000.00, or (ii) 30% of the then-elected Borrowing Base Sub-Cap.”
3.3    Section 8.09 of the Credit Agreement is amended and restated in its entirety to read as follows:
“8.09    Change in Business. The Loan Parties shall not, nor suffer or permit any of their respective Subsidiaries to, engage in any line of business or trading strategy materially different from the line of business or trading strategy carried on by the Loan Parties and their respective Subsidiaries on the date hereof, except as any such line of business or trading strategy is materially modified or supplemented from time to time in conjunction with an amendment to this Agreement. For the avoidance of doubt, the lines of business and trading strategies of the Loan Parties include the purchase and sale of renewable energy sources that can be converted into natural gas, oil or electrical power (including, without limitation, biomass, agricultural products, wood pellets, and poultry litter)(collectively, “Renewable Energy Sources”); provided, however, in no event shall:
(a)    the aggregate notional value of Renewable Energy Sources (determined prior to conversion of such Renewable Energy Sources into natural gas, oil or electrical power) that are held in inventory or otherwise owned by the Borrower or for which Borrower has contracted to purchase (whether by purchase of a contract on a commodities exchange, in exchange or under a swap contract or otherwise) exceed $XXX,
(b)    the aggregate notional value of Renewable Energy Sources (determined prior to conversion of such Renewable Energy Sources into natural gas, oil or electrical power) that Borrower has contracted to sell (whether by sale of a contract on a commodities exchange, delivery on exchange or under a swap contract or otherwise) exceed $XXX, and
(c)    the Loan Parties utilize any Letters of Credit or the proceeds of any Loan to finance transactions involving any of the foregoing Renewable Energy Sources.
The Borrower shall certify in each Borrowing Base Collateral Position Report that (i) the Loan Parties have not utilized any Credit Extensions to finance transactions involving any Renewable Energy Sources and (ii) the purchases and sales of Renewable Energy Sources have not exceeded the limitations set forth in this Section 8.09.”
3.4    Section 8.11 of the Credit Agreement is amended as follows:
(a)    Subsection (a) of Section 8.11 of the Credit Agreement is amended

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and restated in its entirety to read as follows:
“(a)    At no time will the Borrower allow the Net Fixed Price Volume of
(i)    natural gas to exceed XXX MMBTUs,
(ii)    crude oil and distillates for crude blending to exceed XXX barrels,
(iii)    natural gas liquids to exceed XXX gallons,
(iv)    (A) coal originating west of the Mississippi River (“Coal-West”) to exceed XXX tons and (B) coal originating east of the Mississippi River to exceed XXX tons (“Coal-East”),
(v)    electrical power exceed XXX megawatt hours,
(vi)    RECs (as defined in the definition of 'Environmental Products'), other than RECs attributable to or resulting from electrical power generated by the Specified Wind Facilities, exceed XXX megawatt hours,
(vii)    Carbon Credits (as defined in the definition of 'Environmental Products') exceed XXX metric tons, and
(viii)    NOx/SOx Credits (as defined in the definition of 'Environmental Products') exceed XXX tons.”
(b)    Subsection (b) of Section 8.11 of the Credit Agreement is deleted in its entirety, and subsection (c) of Section 8.11 is hereby re-lettered to be subsection (b).
3.5    Section 8.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“8.13    Risk Management Policy. The Borrower will not materially change its risk management policies or increase any board of director established volumetric or dollar limits thereunder without the prior written consent of Agent and all the Required Banks. Borrower agrees that upon request by Agent, from time to time, the Borrower and the Banks will review and evaluate Borrower's risk management policies. Notwithstanding such risk management policies, in no event will the Borrower's enterprise stop-loss limit exceed $XXX cumulative losses in realized and unrealized gross margins in any calendar year.”
3.6    Section 8.16 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“8.16    Enterprise Value-at-Risk. The aggregate Enterprise Value-at-Risk for the

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Borrower's Products (excluding the Transportation Value-at-Risk) shall not at any time exceed $XXX (95% confidence interval and one-day time horizon). “Enterprise Value-at-Risk” shall mean the risk of mark to market value loss for the relevant positions in each applicable Product, calculated using historical market trends, prices, volatility and correlations.”
3.7    The last sentence of Section 8.17 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“'Transportation Value-at-Risk' shall mean the risk of mark to market value loss for natural gas transportation positions calculated using historical market trends, prices, volatility and correlations.”
3.8    Section 8.18 of the Credit Agreement is hereby amended by deleting “$20,000,000.00” in clause (b)(ii) thereof and replacing it with “$30,000,000.00”.
3.9    Sections 8.21 and 8.22 of the Credit Agreement are hereby deleted in their entirety.
3.10    Subsection (c)(iii) of Section 9.01 is hereby deleted and replaced with the following subsections (c)(iii) and (c)(iv):
“(iii)    any term, covenant or agreement contained in any of the Loan Documents, other than those expressly set forth in clauses (i) and (ii) above, clause (iv) below, or Section 7.16 of this Agreement, and such default shall continue unremedied for a period of three (3) Business Days after the Borrower notifies the Agent of such default; provided, however, (A) if such default is material, as determined by the Required Banks in their reasonable discretion, such three (3) Business Day period shall terminate upon delivery of written notice thereof to the Borrower and (B) the Banks shall not be required to make any Loans or issue, amend or renew any Letters of Credit until such default has been remedied or waived, or
(iv)    any term, covenant or agreement contained in Section 7.15 of this Agreement; provided, however, if (A) each of (1) Minimum Net Working Capital, (2) Minimum Tangible Net Worth and (3) Minimum Realized Net Working Capital is at least eighty percent (80%) of the then-required covenant levels in Section 7.15(a), (b) or (d), as applicable, for the applicable calendar month and (B) the ratio of Total Liabilities to Tangible Net Worth does not exceed by more than twenty percent (20%) the maximum covenant levels in Section 7.15(c) for the applicable calendar month, the Borrowers shall be permitted to cure such default by way of receiving a Cure Contribution (as hereinafter defined) within three (3) Business Days from the earlier of (x) the date on which the Borrower delivers financial statements to the Agent pursuant to Section 7.01 for the period in which such default occurred and (y) such earlier date on which the Borrower notifies the Agent of such default (the “Cure Period”), and upon the date on which the Cure Period expires, such covenants shall be recalculated giving effect to the Cure Contribution.

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For purposes of this Section 9.01(c)(iv), the following shall apply:

(a)
A “Cure Contribution” means a capital contribution by, or a loan that constitutes Subordinated Debt from, Parent or any of its Affiliates to the Borrower permitted by the applicable organizational documents of the Borrower for purposes of curing a Default or Event of Default which, without such contribution or loan, would occur as a result of a failure to comply with Section 7.15.

(b)
Solely for the purpose of curing a financial covenant default under this Section 9.01(c)(iv), any Cure Contribution shall be treated as follows: (i) for the purposes of Section 7.15(a), (b) and (d), the amount of a Cure Contribution shall increase, dollar-for-dollar, Minimum Net Working Capital, Minimum Tangible Net Worth and Minimum Realized Net Working Capital; and (ii) for the purposes of Section 7.15(c), the amount of a Cure Contribution shall increase, dollar-for-dollar, Tangible Net Worth.

(c)
If, after giving effect to the foregoing recalculations, the Borrower shall then be in compliance with the requirements of such covenants, the Borrower shall be deemed to have satisfied the requirements of such covenants as of the relevant earlier required date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of any such covenant that had occurred shall be deemed cured for the purposes of this Agreement and the other Loan Documents.

(d)
The Borrower shall provide Agent with notice of intent to exercise its right to cure contained in this subsection within 45 days of the end of the calendar month for which the cure is sought. Notwithstanding anything to the contrary contained this Agreement, from the date of receipt of such notice until the date on which the Cure Period expires, neither Agent nor any Bank shall exercise rights or remedies with respect to any Default or Event of Default solely on the basis that an Event of Default has occurred and is continuing under Section 7.15; provided that the Banks shall not be required to make any Credit Extensions from the date of receipt of such notice until such default has been remedied in accordance with this subsection or waived in accordance with this Agreement.

(e)	No more than two (2) Cure Contributions shall be permitted during the term of this Agreement.”.
4.    Amendments to Schedules and Exhibits to the Credit Agreement.
4.1    Schedules. Each of Schedule 8.06, Schedule 8.12 and Schedule 11.02 to the Credit Agreement is hereby amended and restated in its entirety with Schedule 8.06, Schedule 8.12 and Schedule 11.02 attached hereto, respectively.
4.2    Exhibits. Each of Exhibit B, Exhibit D, Exhibit E and Exhibit I to the Credit Agreement is hereby amended and restated in its entirety with Exhibit B, Exhibit D, Exhibit E and Exhibit I attached hereto, respectively.

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5.    Effectiveness of Amendment. This Amendment shall be effective (the “Effective Date”) upon:
(a)    Receipt by the Agent of a copy of this Amendment, duly executed by the Borrower and the Supermajority Banks.
(b)    Receipt by the Agent of all fees due and owing.
6.    Approvals; Ratifications; Representations and Warranties.
(a)    The Agent and the Supermajority Banks hereby consent to the changes to the board of director established volumetric or dollar limits under the Borrower's risk management policies delivered to the Agent in connection with the execution and delivery of this Amendment.
(b)    The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and the Banks agree that the Credit Agreement, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with its terms.
(c)    To induce the Banks to enter into this Amendment, the Borrower ratifies and confirms that each representation and warranty set forth in the Credit Agreement is true and correct in all material respects as if such representations and warranties were made on the even date herewith (unless stated to relate solely to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date), in each case other than representations and warranties that are (x) subject to a materiality qualifier, in which case such representations and warranties shall be (or shall have been) true and correct and (y) modified by the updated disclosure schedules attached hereto, in which case such representations and warranties shall be true and correct as modified, and further represents and warrants (i) that there has occurred since the date of the last financial statements delivered to the Banks no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect, (ii) that no Event of Default exists both before and after giving effect to this Amendment, and (iii) that the Borrower is fully authorized to enter into this Amendment.
7.    Benefits. This Amendment shall be binding upon and inure to the benefit of the Banks and the Borrower, and their respective successors and assigns; provided, however, that Borrower may not, without the prior written consent of the Banks, assign any rights, powers, duties or obligations under this Amendment, the Credit Agreement or any of the other Loan Documents.
8.    Governing Law. THIS AMENDMENT IS GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CHOICE OF LAW RULES OF THAT STATE (OTHER THAN SEXTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

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9.    Invalid Provisions. If any provision of this Amendment is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Amendment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.
10.    Entire Agreement. THIS CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
11.    Reference to Credit Agreement. The Credit Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
12.    Loan Document. This Amendment shall be considered a Loan Document under the Credit Agreement.
13.    Counterparts. This Amendment may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
ENSERCO ENERGY INC.,
a South Dakota corporation

By:/s/ Victoria J. Campbell
Name: Victoria J. Campbell
Title: Vice President and General Manager

ACCEPTED AND AGREED:

ENSERCO MIDSTREAM, LLC,
a South Dakota limited liability company

By:/s/ Victoria J. Campbell
Name: Victoria J. Campbell
Title: Vice President and General Manager

BNP PARIBAS,
as Agent

By:/s/ Christine Dirringer
Name: Christine Dirringer
Title: Director

By: /s/ Keith Cox
Name: Keith Cox
Title: Managing Director

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BNP PARIBAS,
as a Bank and an Issuing Bank

By: /s/ Christine Dirringer
Name: Christine Dirringer
Title: Director

By: /s/ Keith Cox
Name: Keith Cox
Title: Managing Director

SOCIÉTÉ GÉNÉRALE,
as a Bank and an Issuing Bank

By: /s/ Chung-Taek Oh
Name: Chung-Taek Oh
Title: Director

By: /s/ Chad Clark
Name: Chad Clark
Title: Managing Director

U.S. BANK NATIONAL ASSOCIATION,
as a Bank

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as a Bank

By:
Name:
Title:

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RB INTERNATIONAL FINANCE (USA) LLC,
as a Bank

By: /s/ Nancy Remini
Name: Nancy Remini
Title: Vice President

By: /s/ Pearl Geffers
Name: Pearl Geffers
Title: First Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., “Rabobank Nederland,” NEW YORK BRANCH,
as a Bank

By:
Name:
Title:

By:
Name:
Title:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Bank

By: /s/ Michel Kermarrec
Name: Michel Kermarrec
Title: Vice-President

By: /s/ Zali Win
Name: Zali Win
Title: Managing Director

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SCHEDULE 8.12

DIRECTORS AND OFFICERS

OFFICER	TITLE	DIRECTOR

David R. Emery 625 Ninth Street Rapid City, SD 57701	Chairman and Chief Executive Officer	X

Anthony S. Cleberg 625 Ninth Street Rapid City, SD 57701	Executive Vice President and Chief Financial Officer (also Assistant Treasurer and Assistant Secretary)	X

Steven J. Helmers 625 Ninth Street Rapid City, SD 57701	Senior Vice President, General Counsel and Chief Compliance Officer (also Assistant Secretary)	X

Garner M. Anderson 625 Ninth Street Rapid City, SD 57701	Vice President and Chief Risk Officer

Victoria J. Campbell 1515 Wynkoop, Suite 500 Denver, CO 80202	Vice President and General Manager
Brian G. Iverson 625 Ninth Street Rapid City, SD 57701	Vice President and Treasurer

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SCHEDULE 11.02

LENDING OFFICES AND ADDRESSES FOR NOTICES
BNP PARIBAS, as Agent
BNP Paribas
787 Seventh Avenue
New York, New York 10019
Attention: Christine Dirringer
Phone: 917-472-4919
Fax: 212-841-2536

AGENT'S PAYMENT OFFICE:
BNP Paribas
787 Seventh Avenue
New York, New York 10019
Attention: Christine Dirringer
Phone: 917-472-4919
Fax: 212-841-2536

BNP PARIBAS, as Issuing Bank
BNP Paribas
787 Seventh Avenue
New York, New York 10019
Attention: Christine Dirringer
Phone: 917-472-4919
Fax: 212-841-2536
BNP PARIBAS, as a Bank
BNP Paribas
787 Seventh Avenue
New York, NY 10019
Attention: Christine Dirringer
Phone: 917-472-4919
Fax: 212-841-2536

U.S. BANK NATIONAL ASSOCIATION, as a Bank
U.S. Bank National Association
850 17th Street, 8th Floor
Denver, CO 80202
Attn: Tyler Faverbach
Telephone: (303) 585-4209
Facsimile: (303) 585-4362

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SOCIÉTÉ GÉNÉRALE, as a Bank
Société Générale
1221 Avenue of the Americas
New York, NY 10020
Attention: Chung-Taek Oh
Phone: (212) 278-6345
Fax: (212) 278-7953

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Bank
The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
1251 Avenue of the Americas
New York, NY 10020-1104
Attn: Chan Park
Phone: (212) 782-5512
Fax: (212) 782-5871

RB INTERNATIONAL FINANCE (USA) LLC, as a Bank
RB International Finance (USA) LLC
1133 Avenue of the Americas
New York, NY 10036
Attn: Nancy Remini
Phone: 212-845-4113
Fax: 212-944-6389

COÖPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., “Rabobank Nederland,” NEW YORK BRANCH, as a Bank
Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland,”
New York Branch
245 Park Avenue, 37th Floor
New York, NY 10167
Attn: Eva Rushkevich
Phone: 212-916-3711
Fax: 212-916-3731

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Bank
Credit Agricole Corporate and Investment Bank
1301 Avenue of the Americas
New York, NY 10019-6022
Attn: Zali Winn
Phone: 212-261-7325
Fax: 212-261-3445

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ENSERCO ENERGY INC., as the Borrower

Enserco Energy Inc.
1515 Wynkoop, Suite 500
Denver, CO 80202
Attn: Victoria Campbell
Phone: (303) 568-3262
Fax: (303) 568-3250

with a copies to:

Enserco Energy Inc.
1515 Wynkoop, Suite 500
Denver, CO 80202
Attn: Wendy R. McCord
Phone: (303) 568-3231
Fax: (720) 210-1301

and

Black Hills Corporation
P.O. Box 1400
625 Ninth Street
Rapid City, SD 57709
Attn: Steven J. Helmers
Phone: (605) 721-2303
Fax: (605) 721-2550

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EXHIBIT B

FORM OF
COMPLIANCE CERTIFICATE
[Date]
BNP Paribas                        Société Générale
787 Seventh Avenue                    1221 Avenue of the Americas
New York, New York 10019                New York, New York 10020
Attention: Christine Dirringer            Attention: Chung-Taek Oh
Telephone: (917) 472-4919                Telephone: (212) 278-6345
Facsimile: (212) 841-2536                Facsimile: (212) 278-7953

Re:    Third Amended and Restated Credit Agreement, dated to be effective as of May 8, 2009 (as amended or supplemented from time to time, the “Agreement”), by and among Enserco Energy Inc. (the “Borrower”), the banks that from time to time are parties thereto, and BNP Paribas, as Agent
Ladies and Gentlemen:
The Borrower, acting through its duly authorized Responsible Officers (as that term is defined in the Agreement), certifies to each of the Banks that the Borrower is in compliance with the Agreement and in particular certifies the following as of ____________:

I.    Borrowing Base Sub-Cap = $
II.    Financial Covenants and Net Cumulative Loss Covenant:

	Actual	Requirement
Net Working Capital ($)	___________	___________[1]
Tangible Net Worth ($)	___________	___________ [1]
Realized Net Working Capital ($)	__________	___________ [1]
Total Liabilities to Tangible Net Worth	__________	5:1 [1]
Net Cumulative (Loss) / Gain ($)	___________	___________ [2]
1 Based on the Borrowing Base Sub-Cap above, and Section 7.15 (a) through (d) of the Agreement, as applicable.
2 Subject to the calculation set forth in Section 7.16 of the Agreement.

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III.    Other Covenants

	Actual	Requirement
Net Fixed Price Volumes:
Natural Gas (MMBTUs)	__________ [3]	__________
Crude Oil and Distillates (bbls)	__________[3]	__________
Natural Gas Liquids (gallons)	__________[3]	__________
Coal-West (tons)	__________[3]	__________
Coal-East (tons)	__________[3]	__________
Electrical Power (MWh)	__________[3]	__________[4]
RECs (MWh)	__________[3]	__________[4]
Carbon Credits (metric tons)	__________[3]	__________
NOx/SOx Credits (tons)	__________[3]	__________
Value-at-Risk (1-day/95%):
Enterprise ($)	__________[5]	__________
Transportation ($)	__________[5]	__________
Unhedged Transportation Exposure ($)	__________[6]	___________[7]
3 Represents maximum Net Fixed Price Volumes since the date of the previous Compliance Certificate pursuant to Section 8.11 of the Agreement.
4 Excludes RECs attributable to or resulting from electrical power generated by the Specified Wind Facilities.
5 Represents maximum VAR since the date of the previous Compliance Certificate pursuant to Section 8.16 or 8.17 of the Agreement, as applicable.
6 Represents Unhedged Transportation Exposure calculated per Agreement. Note that the maximum Unhedged Transportation Exposure since the date of the previous Compliance Certificate was $_________.
7 Subject to the calculation set forth in Section 8.15 of the Agreement.

Further, the undersigned hereby certifies that (i) the Net Fixed Price Volume of natural gas, the Net Fixed Price Volume of crude oil and distillates for crude blending, the Net Fixed Price Volume of natural gas liquids, the Net Fixed Price Volume of Coal-West and Coal-East, the Net Fixed Price Volume of electrical power, the Net Fixed Price Volume of RECs, the Net Fixed Price Volume of Carbon Credits, and the Net Fixed Price Volume of NOx/SOx Credits has at no time exceeded the limitations set forth in Section 8.11 of the Agreement, (ii) the Unhedged Transportation Exposure has at no time exceeded the limitations set forth in Section 8.15 of the Agreement, (iii) the Enterprise Value-at-Risk has at no time exceeded the limitations set forth in Section 8.16 of the Agreement, (iv) the Transportation Value-at-Risk has at no time exceeded the limitations set forth in Section 8.17 of the Agreement, (v) in calculating the financials on an Economic Basis, the undersigned has used the longest mark to market valuation period it is reasonably able to use, and such period was at no time less than three and one-half (3.5) years and (vi) that the undersigned has no knowledge of any Defaults or Events of Defaults under the Agreement which existed as from the Closing Date of the Agreement or which exist as of the date of this letter.

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The undersigned also certifies that the accompanying financial statements present fairly, in all material respects, the financial condition of the Borrower as of _____________, and the related results of operations for the ___________ then ended, in conformity with generally accepted accounting principles and in conformity with the definition of Economic Basis under the Agreement to the extent applicable.

Very truly yours,

ENSERCO ENERGY INC.
a South Dakota corporation

By:
Name:
Responsible Officer

c/c The Banks

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EXHIBIT D
FORM OF BORROWING BASE COLLATERAL POSITION REPORT
[Date]
BNP Paribas                        Société Générale
787 Seventh Avenue                    1221 Avenue of the Americas
New York, New York 10019                New York, New York 10020
Attention: Christine Dirringer            Attention: Chung-Taek Oh
Telephone: (917) 472-4919                Telephone: (212) 278-6345
Facsimile: (212) 841-2536                Facsimile: (212) 278-7953

Re:    Third Amended and Restated Credit Agreement, dated to be effective as of May 8, 2009 (as amended or supplemented from time to time, the “Agreement”), by and among Enserco Energy, Inc. (the “Borrower”), the banks that from time to time are parties thereto, and BNP Paribas, as Agent
Ladies and Gentlemen:
The Borrower, acting through its duly authorized Responsible Officer (as that term is defined in the Agreement), delivers the attached report to the Banks and certifies to each of the Banks that it has at all times been and continues to be in compliance with the Agreement. Further, the undersigned hereby certifies that (i) the undersigned has no knowledge of any Defaults or Events of Default under the Agreement which existed since the Closing Date of the Agreement (other than any Defaults or Events of Default of which the Borrower has previously notified the Agent pursuant to Section 7.02 or 7.03 of the Agreement) or which exist as of the date of this letter and (ii) as of the date written above, the amounts indicated on the attached schedule were accurate and true as of the date of preparation.

The undersigned also certifies that (a) the amounts set forth on the attached report constitute all Collateral which has been or is being used in determining availability for an advance or letter of credit issued under the Borrowing Base Line, as of the preceding date of such advance or issuance, as applicable and (b)(i) at no time did the aggregate notional value for the Borrower's “long position” with respect to Renewable Energy Sources determined in accordance with Section 8.09(a) of the Agreement exceed $XXX, (ii) at no time did the aggregate notional value for the Borrower's “short position” with respect to Renewable Energy Sources determined in accordance with Section 8.09(b) of the Agreement exceed $XXX, and (iii) no Credit Extensions were utilized to finance transactions involving Renewable Energy Sources. This certificate and attached reports are submitted pursuant to Sections 7.02(b) and 8.09 of the Agreement. Capitalized terms used herein and in the attached reports have the meanings specified in the Agreement.

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Very truly yours,

ENSERCO ENERGY INC.,
a South Dakota corporation

By:
Name:
Responsible Officer
c/c The Banks

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Enserco Energy Inc.
BORROWING BASE COLLATERAL POSITION REPORT
AS OF [DATE]

I.	COLLATERAL
A.	Cash Collateral	$_______	100%	$________
B.	Equity in Approved Brokerage Accounts	$_______	90%	$________
C.	Tier I Accounts	$_______	90%	$________
D.	Tier II Accounts	$_______	85%	$________
E.	Tier I Unbilled Eligible Accounts	$_______	85%	$________
F.	Tier II Unbilled Eligible Accounts	$_______	80%	$________
G.	Eligible Inventory (other than Line Fill or Tank Bottom)	$_______	80%	$________
H.	Eligible Inventory that is Line Fill	$_______	70%	$________
I.	Eligible Hedged Coal Inventory	$_______	75%	$________
J.	Eligible Unhedged Coal Inventory	$_______	50%	$________
K.	Eligible Exchange Receivables	$_______	80%	$________
L.	Undelivered Product Value	$_______	80%	$________
M.	Eligible Environmental Products	$_______	50%	$________
N.	Amount subject to First Purchaser Lien that is not secured by a L/C	($______)	100%	($_______)
O.	The mark to market amounts owed to the Swap Banks under Swap Contracts as reported by the Swap Banks	($______)	120%	(________)

	TOTAL COLLATERAL	$_______	_______	$________
	BORROWING BASE SUB-CAP			$________
	BORROWING BASE ADVANCE CAP (Least of $_______________, Borrowing Base Sub-Cap or Total Collateral)			$________
II.	BANK OUTSTANDINGS			$________
A.	Loans from the Banks			$________
B.	L/Cs from the Banks			$________
TOTAL OUTSTANDINGS UNDER BORROWING BASE LINE				$________
III.	EXCESS/(DEFICIT) (I-II)			$________

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EXHIBIT E

FORM OF NET POSITION REPORT
[Date]
BNP Paribas                        Société Générale
787 Seventh Avenue                    1221 Avenue of the Americas
New York, New York 10019                New York, New York 10020
Attention: Christine Dirringer                Attention: Chung-Taek Oh
Telephone: (917) 472-4919                Telephone: (212) 278-6345
Facsimile: (212) 841-2536                Facsimile: (212) 278-7953

Re:    Third Amended and Restated Credit Agreement, dated to be effective as of May 8, 2009 (as amended or supplemented from time to time, the “Agreement”), by and among Enserco Energy Inc. (the “Borrower”), the banks that from time to time are parties thereto, and BNP Paribas, as Agent
Ladies and Gentlemen:
In my capacity as Responsible Officer of Enserco Energy Inc., I hereby certify to you that as of the date written above, such company's aggregate net positions are as follows:

	Long Position	Short Position	Net Position
MMBTUS
CRUDE OIL AND DISTILLATES
NATURAL GAS LIQUIDS
COAL-WEST
COAL-EAST

ELECTRICAL POWER

RECS

CARBON CREDITS

NOx/SOx CREDITS

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To the best of my knowledge, these net positions have at no time exceeded the limitations set forth in Section 8.11 of the Agreement.

Very truly yours,

ENSERCO ENERGY INC.,
a South Dakota corporation

By:
Name:
Responsible Officer
c/c The Banks

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EXHIBIT I

FORM OF
NOTICE OF BORROWING BASE SUB-CAP ELECTION
[Date]
BNP Paribas                        Société Générale
787 Seventh Avenue                    1221 Avenue of the Americas
New York, New York 10019                New York, New York 10020
Attention: Christine Dirringer                Attention: Chung-Taek Oh
Telephone: (917) 472-4919                Telephone: (212) 278-6345
Facsimile: (212) 841-2536                Facsimile: (212) 278-7953
Re:    Third Amended and Restated Credit Agreement, dated to be effective as of May 8, 2009 (as amended or supplemented from time to time, the “Agreement”), by and among Enserco Energy Inc. (the “Borrower”), the banks that from time to time are parties thereto, and BNP Paribas, as Agent
Ladies and Gentlemen:
The Borrower, acting through its duly authorized Responsible Officers (as that term is defined in the Agreement), notifies the Banks that Borrower elects a Borrowing Base Sub-Cap of $200,000,000 and certifies to each of the Banks that the Borrower is in compliance with the Agreement and in particular certifies the following as of ____________:

I.    Elected L/C Sub-limit Caps:

Elections
(a)Performance L/Cs	100,000,000
(b)90 Day Transportation and Storage L/Cs	1,500,000,001
(c)365 Day Transportation and Storage L/Cs	1,000,000,001
(d)90 Day Swap L/Cs	1,000,000,001
(e)365 Day Swap L/Cs	750,000,001
(f)365 Day Supply L/Cs	50,000,000
(g)Supply L/Cs (regardless of tenor) - NGL	25,000,000
1 Aggregate amount outstanding may not exceed applicable amounts in Section 2.4 of the Agreement.

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II.    Financial Covenants and Net Cumulative Loss Covenant:

	Actual	Requirement
Net Working Capital ($)	__________	__________ [1]
Tangible Net Worth ($)	___________	__________ [1]
Total Liabilities to Tangible Net Worth	__________	5:1 [1]
Realized Net Working Capital ($)	__________	___________ [1]
Net Cumulative (Loss) / Gain	__________	__________ [2]
1 Based on the Borrowing Base Sub-Cap above, and Section 7.15(a) through (d) of the Agreement, as applicable.
2 Subject to the calculation set forth in Section 7.16 of the Agreement.

IV.    Other Covenants

	Actual	Requirement
Net Fixed Price Volumes:
Natural Gas (MMBTUs)	__________ [3]	__________
Crude Oil and Distillates (bbls)	__________[3]	__________
Natural Gas Liquids (gallons)	__________[3]	__________
Coal-West (tons)	__________[3]	__________
Coal-East (tons)	__________[3]	__________
Electrical Power (MWh)	__________[3]	__________[4]
RECs (MWh)	__________[3]	__________[4]
Carbon Credits (metric tons)	__________[3]	__________
NOx/SOx Credits (tons)	__________[3]	__________
Value-at-Risk (1-day/95%):
Enterprise ($)	__________[5]	__________
Transportation ($)	__________[5]	__________
Unhedged Transportation Exposure ($)	__________[6]	___________[7]
3 Represents maximum Net Fixed Price Volumes since the date of the previous Compliance Certificate pursuant to Section 8.11 of the Agreement.
4 Excludes RECs attributable to or resulting from electrical power generated by the Specified Wind Facilities.
5 Represents maximum VAR since the date of the previous Compliance Certificate pursuant to Section 8.16 or 8.17 of the Agreement, as applicable.
6 Represents Unhedged Transportation Exposure calculated per Agreement. Note that the maximum Unhedged Transportation Exposure since the date of the previous Compliance Certificate was $_________.
7 Subject to the calculation set forth in Section 8.15 of the Agreement.

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Further, the undersigned hereby certifies that (i) the Net Fixed Price Volume of natural gas, the Net Fixed Price Volume of crude oil and distillates for crude blending, the Net Fixed Price Volume of natural gas liquids, the Net Fixed Price Volume of Coal-West and Coal-East, the Net Fixed Price Volume of electrical power, the Net Fixed Price Volume of RECs, the Net Fixed Price Volume of Carbon Credits, and the Net Fixed Price Volume of NOx/SOx Credits has at no time exceeded the limitations set forth in Section 8.11 of the Agreement, (ii) the Unhedged Transportation Exposure has at no time exceeded the limitations set forth in Section 8.15 of the Agreement, (iii) the Enterprise Value-at-Risk has at no time exceeded the limitations set forth in Section 8.16 of the Agreement, (iv) the Transportation Value-at-Risk has at no time exceeded the limitations set forth in Section 8.17 of the Agreement, and (v) that the undersigned has no knowledge of any Defaults or Events of Defaults under the Agreement which existed as from the Closing Date of the Agreement or which exist as of the date of this letter.

The undersigned also certifies that the accompanying financial statements present fairly, in all material respects, the financial condition of the Borrower as of ____________, and the related results of operations for the ___________ then ended, in conformity with generally accepted accounting principles and in conformity with the definition of Economic Basis under the Agreement.

Very truly yours,

ENSERCO ENERGY INC.,
a South Dakota corporation

By:
Name:
Responsible Officer
c/c The Banks

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